Exhibit 24.0

PROVIDENT BANKSHARES CORPORATION

POWER OF ATTORNEY

Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the “Corporation”), hereby appoints Gary N. Geisel, Dennis A. Starliper and Karen L. Malecki, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Corporation, an Annual Report on Form 10-K for the Corporation pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the “Form 10-K”).

2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.

This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ GARY N. GEISEL Gary N. Geisel	December 19, 2007

/s/ DENNIS A. STARLIPER Dennis A. Starliper	December 19, 2007

/s/ KAREN L. MALECKI Karen L. Malecki	December 19, 2007

/s/ MELVIN A. BILAL Melvin A. Bilal	December 19, 2007

/s/ THOMAS S. BOZZUTO Thomas S. Bozzuto	December 19, 2007

/s/ KEVIN G. BYRNES Kevin G. Byrnes	December 19, 2007

/s/ WARD B. COE, III Ward B. Coe, III	December 19, 2007

/s/ WILLIAM J. CROWLEY, JR. William J. Crowley, Jr.	December 19, 2007

/s/ JAMES G. DAVIS, JR. James G. Davis, Jr.	December 19, 2007

/s/ PIERCE B. DUNN Pierce B. Dunn	December 19, 2007

/s/ ENOS K. FRY Enos K. Fry	December 19, 2007

/s/ MARK K. JOSEPH Mark K. Joseph	December 19, 2007

/s/ BRYAN J. LOGAN Bryan J. Logan	December 19, 2007

/s/ BARBARA B. LUCAS Barbara B. Lucas	December 19, 2007

/s/ PETER M. MARTIN Peter M. Martin	December 19, 2007

/s/ PAMELA J. MAZZA Pamela J. Mazza	December 19, 2007

/s/ FREDERICK W. MEIER, JR. Frederick W. Meier, Jr.	December 19, 2007

/s/ DALE B. PECK Dale B. Peck	December 19, 2007

/s/ FRANCIS G. RIGGS Francis G. Riggs	December 19, 2007

/s/ SHEILA K. RIGGS Sheila K. Riggs	December 19, 2007